UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 12, 2013

CONNECTONE BANCORP, INC.

(Exact name of Company as specified in its charter)

New Jersey	001-35812	26-1998619
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No

301 Sylvan Avenue
Englewood Cliffs, New Jersey		07632
(Address of principal executive offices)		(Zip Code)

Company's telephone number, including area code  (201) 816-8900

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure

On or after November 12, 2013, representatives of the Registrant will present to various investors the information about the Registrant described in the slides attached to this report as Exhibit 99.1, which are incorporated by reference herein.

The information in Item 7.01 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by the Registrant under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Registrant that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Registrant.

Item 9.01 Financial Statements and Exhibits

(d)          Exhibits.  The following is filed as an Exhibit to this Current Report on Form 8-K:

99.1	Investor Presentation, November, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, ConnectOne Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONNECTONE BANCORP, INC.
(Registrant)

Dated: November 12, 2013	By: /s/ William S. Burns__________
WILLIAM S. BURNS
Executive Vice President and
Chief Financial Officer

2

EXHIBIT INDEX

CURRENT REPORT ON FORM 8-K

Exhibit No.	Description	Page No.

99.1	Investor Presentation, November, 2013	4

3